EXHIBIT 10.101


                               FIRST AMENDMENT TO THE
                   SECURITY PACIFIC NATIONAL BANK TRUST AGREEMENT
                        FOR THE CHARLES SCHWAB PROFIT SHARING
                          AND EMPLOYEE STOCK OWNERSHIP PLAN


   The "Security Pacific National Bank Trust Agreement for the Charles Schwab Profit Sharing and Employee Stock Ownership Plan," which was amended and restated in its entirety effective November 1, 1990, is hereby further amended, effective January 1, 1992, as follows:

   By DELETING Section 5.05(c) and SUBSTITUTING therefor the following:
   (c)Cash dividends received on any Employer Securities held as part of the Plan shall be invested as soon as possible in additional shares of Employer Securities which shall be purchased at such prices, in such amounts, in such manner, at such times and through such broker-dealer as the Trustee may determine in its absolute and uncontrolled discretion.


   Executed by the Employer and Trustee on December 20, 1991.


                                            CHARLES SCHWAB & CO., INC.
                                  By:       /s/ Charles R. Schwab
                                  Its:      Chairman and CEO



                                            SECURITY PACIFIC NATIONAL BANK
                                  By:       /s/ Mary Lau
                                  Its:      Assistant Vice President